Castlight Health Announces
Fourth Quarter and Full Year 2014 Results

Total Revenue of $45.6 Million for the Year, Up 252% Year Over Year

SAN FRANCISCO - February 18, 2015 - Castlight Health, Inc. (NYSE:CSLT), a pioneer of the Enterprise Healthcare Cloud, today announced results for its fourth quarter and full year ended December 31, 2014.

“We delivered strong results across the business in 2014. Revenue growth exceeded 250%, we ended the year with 168 customers, including 45 Fortune 500 firms, and we were successful in expanding our business with existing customers,” said Giovanni Colella, M.D., co-founder and Chief Executive Officer of Castlight. “2015 brings tremendous opportunity to continue our growth and invest to secure our leadership position in the emerging Enterprise Healthcare Management software category.”

Fourth Quarter Results

•	Total revenues were $14.5 million, an increase of 182% from the fourth quarter of 2013. Subscription revenue was $13.3 million, an increase of 188% on a year-over-year basis.

•
Gross margin was 54.3%, compared to a negative gross margin of 4.8% in the fourth quarter of 2013. Non-GAAP gross margin was 58.3% compared to a negative gross margin of 4.1% in the same period in 2013.

•
Operating loss was $19.7 million, compared to an operating loss of $20.0 million during the fourth quarter of 2013. Non-GAAP operating loss was $15.3 million, compared to a non-GAAP operating loss of $18.8 million in the fourth quarter of 2013.

•
Net loss per basic and diluted share was $0.22 compared to a net loss per share of $1.90 in the fourth quarter of 2013. The non-GAAP net loss per share was $0.17 compared to a net loss per share of $1.79 in the fourth quarter of 2013.

•	Cash used in operations for the fourth quarter of 2014 was $11.5 million, compared to $14.5 million used in operations during the same period in 2013.

Full Year 2014 Results

•	Total revenues were $45.6 million, an increase of 252% over 2013. Subscription revenue was $41.6 million, an increase of 257% on a year-over-year basis.

•	Gross margin was 39.1%, compared to a negative gross margin of 33.4% in 2013. Non-GAAP gross margin was 42.2% compared to a negative gross margin of 32.4% in 2013.

•
Operating loss was $86.2 million, compared to an operating loss of $62.3 million during the year 2013. Non-GAAP operating loss was $69.6 million, compared to a non-GAAP operating loss of $59.8 million during 2013.

•
Net loss per basic and diluted share was $1.16, compared to a net loss per share of $6.28 in 2013. The non-GAAP net loss per share was $0.93, compared to a net loss per share of $6.03 in 2013. For both GAAP and non-GAAP purposes, the weighted average basic and diluted share count for 2014 was 74.4 million compared to 9.9 million in 2013.

•	Total cash, cash equivalents and marketable securities were $198.7 million at the end of the fourth quarter of 2014.

A reconciliation of GAAP to non-GAAP results has been provided in this press release in the accompanying tables. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures”.

Business Outlook

Full Year 2015 Guidance: Revenue for 2015 is expected to be in the range of $74.0 million to $77.0 million, an increase of 62% to 69% year-over-year. Non-GAAP operating loss is expected to be in the range of $64.0 million to $67.0 million. Non-GAAP basic and diluted loss per share is expected to be in the range of $0.69 to $0.73 based on 92 to 93 million weighted average basic and diluted common shares outstanding. We are projecting cash used in operations of $44 million to $47 million in 2015.

Q1 2015 Guidance: Revenue for the company’s first quarter is expected to be in the range of $15.3 million to $15.6 million, an increase of 82% to 86% year-over-year. Non-GAAP operating loss is expected to be in the range of $16.5 million to $17.5 million. Non-GAAP basic and diluted loss per share is expected to be approximately $0.18 to $0.19 based on 91 million weighted average basic and diluted common shares outstanding.

For both the first quarter and the full year 2015, non-GAAP estimates exclude the effects of stock-based compensation expense, warrant expense and capitalization and amortization of internal-use software.

Quarterly Conference Call

Castlight Health will host a conference call to discuss its fourth quarter and full year 2014 results today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company's Investor Relations website at http://ir.castlighthealth.com. In addition, an archive of the audiocast can be accessed through the same link. Participants who choose to call in to the conference call can do so by dialing 1-201-689-8562. A replay will be available at 1-858-384-5517, passcode 13598721, until midnight (Eastern Time) February 25, 2015.

About Castlight Health

Castlight Health, Inc. (NYSE:CSLT) is a leader in Enterprise Healthcare Management. We believe great healthcare builds great business, and U.S. enterprises can gain control over the $620 billion spent annually on healthcare, transforming a crippling cost into a strategic business advantage. Recognized as a top 2014 software platform by the HR Technology Conference & Exposition, the Castlight Enterprise Healthcare Cloud enables employers to understand and manage their healthcare investments while helping employees make the best possible healthcare decisions. Castlight is a great place to work, honored with a Glassdoor Employees’

Choice award and recognized by Rock Health for Diversity in Leadership. For more information visit www.castlighthealth.com. Follow us on Twitter and LinkedIn and Like us on Facebook. Source: Castlight Health.

Non-GAAP Financial Measures

To supplement Castlight Health’s financial statements presented in accordance with generally accepted accounting principles (GAAP), we also use and provide investors and others with non-GAAP measures of certain components of financial performance, including non-GAAP gross margin (loss), non-GAAP operating expense, non-GAAP operating loss and non-GAAP net loss per share. These non-GAAP financial measures differ from GAAP financial measures in that they exclude stock-based compensation, expense for a warrant issued to a third-party service provider, capitalization and amortization of internal-use software and the associated tax impact of these items, where applicable.

We believe that these non-GAAP financial measures provide useful supplemental information to investors and others, facilitate the analysis of the company’s core operating results and comparison of operating results across reporting periods, and can help enhance overall understanding of the company’s historical financial performance.

We have provided a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, except that we have not reconciled our non-GAAP operating loss and net loss per share guidance for the first quarter and fiscal year of 2015 to comparable GAAP operating loss and net loss per share guidance because we do not provide guidance for stock-based compensation expense, warrant expense and capitalization and amortization of internal-use software, which are reconciling items between GAAP and non-GAAP operating loss. The factors that may impact our future stock-based compensation expense, warrant expense and capitalization and amortization of internal-use software are out of our control and/or cannot be reasonably predicted, and therefore we are unable to provide such guidance without unreasonable effort.

These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP. Further, these non-GAAP measures may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Castlight Health encourages investors and others to review the company’s financial information in its entirety and not rely on a single financial measure.

Safe Harbor For Forward-Looking Statements

This press release contains forward-looking statements about Castlight Health’s expectations, plans, intentions, and strategies, including, but not limited to, statements regarding Castlight Health’s first quarter and 2015 year projections, our expectations for future performance of our business, market growth and business conditions, future innovation by the company and future developments with respect to the digital healthcare industry. Statements including words such as “anticipate,” “believe,” “estimate,” “will,” “continue,” “expect,” or “future,” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties include those described in Castlight Health’s documents filed with or furnished to the Securities and Exchange Commission. All forward-looking statements in this press release are based on information available to Castlight Health as of the date hereof. Castlight Health assumes no obligation to update these forward-looking statements.

Copyright 2015 Castlight Health, Inc. Castlight Health® is the registered trademark of Castlight Health Inc. Other company and product names may be trademarks of the respective companies with which they are associated.

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	As of
	December 31, 2014	December 31, 2013
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$17,425	$25,154
Marketable securities	175,057	42,017
Accounts receivable, net	11,097	5,065
Deferred commissions	3,675	3,648
Prepaid expenses and other current assets	3,476	1,583
Total current assets	210,730	77,467
Property and equipment, net	3,630	2,631
Marketable securities, noncurrent	6,220	—
Restricted cash, noncurrent	—	101
Deferred commissions, noncurrent	2,563	1,821
Other assets	131	1,497
Total assets	$223,274	$83,517
Liabilities, convertible preferred stock and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	$3,217	$2,536
Accrued expenses and other current liabilities	5,791	4,998
Accrued compensation	10,455	8,064
Deferred revenue	20,708	6,925
Total current liabilities	40,171	22,523
Deferred revenue, noncurrent	6,652	4,548
Other liabilities, noncurrent	261	373
Total liabilities	47,084	27,444
Commitments and contingencies
Convertible preferred stock	—	180,423
Stockholders’ equity (deficit)	176,190	(124,350)
Total liabilities, convertible preferred stock and stockholders’ equity (deficit)	$223,274	$83,517

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Revenue:
Subscription	$13,309	$4,615	$41,602	$11,655
Professional services	1,178	517	4,003	1,318
Total revenue	14,487	5,132	45,605	12,973
Cost of revenue:
Cost of subscription (1)	2,249	2,072	10,472	6,246
Cost of professional services (1)	4,368	3,307	17,300	11,058
Total cost of revenue	6,617	5,379	27,772	17,304
Gross profit (loss)	7,870	(247)	17,833	(4,331)
Operating expenses:
Sales and marketing (1)	15,798	12,163	62,065	33,742
Research and development (1)	6,284	4,557	22,917	15,219
General and administrative (1)	5,536	3,035	19,009	9,047
Total operating expenses	27,618	19,755	103,991	58,008
Operating loss	(19,748)	(20,002)	(86,158)	(62,339)
Other income, net	64	29	218	157
Net loss	$(19,684)	$(19,973)	$(85,940)	$(62,182)
Net loss per share, basic and diluted	$(0.22)	$(1.90)	$(1.16)	$(6.28)
Weighted-average shares used to compute basic and diluted net loss per share	90,467	10,522	74,381	9,895
_______________________

(1)	Includes stock-based compensation expense as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Cost of revenue:
Cost of subscription	$81	$3	$180	$5
Cost of professional services	494	35	1,220	120
Sales and marketing	1,594	336	5,933	919
Research and development	1,081	395	2,556	603
General and administrative	1,349	285	4,312	780

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Operating activities:
Net loss	$(19,684)	$(19,973)	$(85,940)	$(62,182)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	410	232	1,354	633
Stock-based compensation	4,599	1,054	14,201	2,427
Amortization of deferred commissions	973	1,800	4,092	2,541
Accretion and amortization of marketable securities	468	129	1,489	714
Expense related to warrant	(20)	135	2,639	135
Changes in operating assets and liabilities:
Accounts receivable	181	(1,355)	(6,032)	(2,703)
Deferred commissions	(1,235)	(1,658)	(4,861)	(4,959)
Prepaid expenses and other assets	27	(91)	(1,895)	(361)
Accounts payable	(46)	640	147	868
Accrued expenses and other liabilities	1,529	2,608	4,282	5,555
Deferred revenue	1,254	1,936	15,887	7,268
Net cash used in operating activities	(11,544)	(14,543)	(54,637)	(50,064)
Investing activities:
Restricted cash	—	—	101	—
Purchase of property and equipment	(462)	(308)	(1,860)	(2,587)
Purchase of marketable securities	(19,928)	—	(230,316)	(42,288)
Sales of marketable securities	—	—	13,000	5,000
Maturities of marketable securities	22,762	13,300	76,527	72,135
Net cash provided by (used in) investing activities	2,372	12,992	(142,548)	32,260
Financing activities:
Proceeds from the exercise of stock options	1,366	550	3,294	864
Payments of deferred financing costs	—	(440)	(3,781)	(440)
Proceeds from initial public offering	—	—	189,943	—
Net cash provided by financing activities	1,366	110	189,456	424

Net decrease in cash and cash equivalents	(7,806)	(1,441)	(7,729)	(17,380)
Cash and cash equivalents at beginning of period	25,231	26,595	25,154	42,534
Cash and cash equivalents at end of period	$17,425	$25,154	$17,425	$25,154

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

	Three Months Ended			Year ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2014	2014	2013	2014	2013
Gross profit (loss):
GAAP gross profit subscription	$11,060	$8,658	$2,543	$31,130	$5,409
GAAP gross margin subscription	83.1%	76.9%	55.1%	74.8%	46.4%
Stock-based compensation expense	81	$60	3	180	5
Amortization of internally developed software	$8	$—	$—	$8	$—
Non-GAAP gross profit subscription	$11,149	$8,718	$2,546	$31,318	$5,414
Non-GAAP gross margin subscription	83.8%	77.5%	55.2%	75.3%	46.5%

GAAP gross loss professional services	$(3,190)	$(3,604)	$(2,790)	$(13,297)	$(9,740)
GAAP gross loss percentage professional services	(271)%	(377)%	(540)%	(332)%	(739)%
Stock-based compensation expense	494	306	35	1,220	120
Non-GAAP gross loss professional services	$(2,696)	$(3,298)	$(2,755)	$(12,077)	$(9,620)
Non-GAAP gross loss percentage professional services	(229)%	(345)%	(533)%	(302)%	(730)%

GAAP gross profit (loss)	$7,870	$5,054	$(247)	$17,833	$(4,331)
GAAP gross margin (loss percentage)	54.3%	41.4%	(4.8)%	39.1%	(33.4)%
Impact of non-GAAP adjustments	583	366	38	1,408	125
Non-GAAP gross profit (loss)	$8,453	$5,420	$(209)	$19,241	$(4,206)
Non-GAAP gross margin (loss percentage)	58.3%	44.4%	(4.1)%	42.2%	(32.4)%

Operating expense:
GAAP sales and marketing	$15,798	$14,760	$12,163	$62,065	$33,742
Expense related to warrant	20	(160)	(135)	(2,639)	(135)
Stock-based compensation expense	(1,594)	(2,013)	(336)	(5,933)	(919)
Non-GAAP sales and marketing	$14,224	$12,587	$11,692	$53,493	$32,688

GAAP research and development	$6,284	$5,630	$4,557	$22,917	$15,219
Stock-based compensation expense	(1,081)	(561)	(395)	(2,556)	(603)
Capitalization of internal-use software	129	162	—	291	—
Non-GAAP research and development	$5,332	$5,231	$4,162	$20,652	$14,616

GAAP general and administrative	$5,536	$4,944	$3,035	$19,009	$9,047
Stock-based compensation expense	(1,349)	(1,169)	(285)	(4,312)	(780)
Non-GAAP general and administrative	$4,187	$3,775	$2,750	$14,697	$8,267

GAAP operating expense	$27,618	$25,334	$19,755	$103,991	$58,008
Impact of non-GAAP adjustments	(3,875)	(3,741)	(1,151)	(15,149)	(2,437)
Non-GAAP operating expense	$23,743	$21,593	$18,604	$88,842	$55,571

Operating loss:
GAAP operating loss	$(19,748)	$(20,280)	$(20,002)	$(86,158)	$(62,339)
Impact of non-GAAP adjustments	4,458	4,107	1,189	16,557	2,562
Non-GAAP operating loss	$(15,290)	$(16,173)	$(18,813)	$(69,601)	$(59,777)
Net loss and net loss per share:
GAAP net loss	$(19,684)	$(20,199)	$(19,973)	$(85,940)	$(62,182)
Total pre-tax impact of non-GAAP adjustments	4,458	4,107	1,189	16,557	2,562
Income tax impact of non-GAAP adjustments	—	—	—	—	—
Non-GAAP net loss	$(15,226)	$(16,092)	$(18,784)	$(69,383)	$(59,620)
Basic and Diluted net loss per share
GAAP	$(0.22)	$(0.23)	$(1.90)	$(1.16)	$(6.28)
Non-GAAP	$(0.17)	$(0.18)	$(1.79)	$(0.93)	$(6.03)

Shares used in basic and diluted net loss per share computation	90,467	89,698	10,522	74,381	9,895

Contacts
Investor Contact:
Sheila Ennis
ir@castlighthealth.com
415-829-1680

Media Contact:
Lorie Fiber
press@castlighthealth.com
646-318-0575